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                               EXHIBIT (8)(h)(1)

                  AMENDMENT TO JANUS PARTICIPATION AGREEMENT
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                                 AMENDMENT TO
                              JANUS ASPEN SERIES
                         FUND PARTICIPATION AGREEMENT

  Effective as of April 6, 2000, this Schedule A is hereby amended as follows:

                                   Schedule A
                                   ----------
                   Separate Accounts and Associated Contracts
                   ------------------------------------------

                                       Contracts Funded
Name of Separate Account               By Separate Account
------------------------               -------------------

PFL Life Variable Annuity Account A    PFL Life Insurance Company Policy
                                       Form No. AV337 101 100397

PFL Life Variable Annuity Account E    PFL Life Insurance Company Policy
                                       Form No. AV288 101 95 796

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. In the event of a conflict between the Agreement and this Amendment, it is understood and agreed that the provisions of this Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Janus Aspen Series Fund Participation Agreement to be executed in its name and on its behalf by its duly authorized representative as of this 1st day of July, 2000.


                                       JANUS ASPEN SERIES

                                       By:  /s/ Bonnie M. Howe
                                            ---------------------------

                                       Name:  Bonnie M. Howe
                                              -------------------------

                                       Title:  Vice President
                                               ------------------------


                                       PFL LIFE INSURANCE COMPANY

                                       By:  /s/ Larry N. Norman
                                            ---------------------------

                                       Name:  Larry N. Norman
                                              -------------------------

                                       Title:  President
                                               ------------------------